STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT, dated as of October 15, 1996 (the "Agreement"), is between MASCO CORPORATION, a Delaware corporation ("Masco"), and MASCOTECH, INC., a Delaware corporation (the "Company").

      WHEREAS, Masco is the record holder of 24,824,690 shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock") and warrants to purchase 10,000,000 shares of Common Stock (the "Warrants"); and

      WHEREAS, Masco desires to sell and the Company desires to purchase 17,000,000 shares of Common Stock (the "Repurchased Stock") and all of the Warrants owned by Masco upon the terms and conditions hereinafter provided; and

      WHEREAS, Masco will own 7,824,690 shares of the Common Stock following the sale of the Repurchased Stock and Warrants (the "Remaining Common Stock"); and

      WHEREAS, Masco and the Company desire to provide the Company with a right of first refusal to repurchase the Remaining Common Stock upon the terms and conditions hereinafter provided; and

      WHEREAS, simultaneously herewith, the Company has entered into a stock purchase agreement with Richard A. Manoogian (the "Manoogian Agreement") providing for the Company to repurchase 1,000,000 shares of the Common Stock;

      NOW, THEREFORE, it is hereby agreed as follows:

      1.  PURCHASE AND SALE OF REPURCHASED STOCK AND WARRANTS:  CLOSING.

      (a)  Subject to the satisfaction or waiver of the conditions set forth in
Section 5 hereof, Masco hereby agrees to sell, convey, transfer and deliver to the Company, and the Company hereby agrees to purchase from Masco, the Repurchased Stock and Warrants in consideration for the Purchase Price (as defined below). The "Purchase Price" for the Repurchased Stock and the Warrants shall be $266,375,000. Masco and the Company each hereby covenant and agree that they will discuss in good faith an appropriate allocation for tax purposes of the Purchase Price between the Repurchased Stock and the Warrants and will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax, or in any judicial proceeding that is in any way inconsistent with such agreement.

      (b) The Purchase Price with respect to the Repurchased Stock shall be subject to adjustment as specified in this Section 1(b).

            (i)  If, within six months after the Closing Date,

                  (A) the Company enters into an agreement with respect to any merger, consolidation, tender offer or similar transaction (provided that this clause shall not apply to a transaction in which the Company is the surviving company in any merger or consolidation and in which the stock issued in such a transaction is less than 40% of the issued and outstanding Common Stock of the Company after the transaction), or to issue more than 40% of the Common Stock to any third party (and its affiliates);

                  (B) the Company undertakes a recapitalization, extraordinary dividend, self-tender, spin-off or similar extraordinary transaction; or

                  (C) any third party commences a tender or exchange offer for any capital stock of the Company as a result of which such third party (and its affiliates) acquires "beneficial ownership" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 40% of the shares of the Common Stock,

      (any of the transactions referred to above in clauses (A), (B) and (C) being referred to as a "Transaction") and, in any such case referred to in clauses (A), (B) and (C) above, the price per share of Common Stock paid in such Transaction (or in the case of a recapitalization, extraordinary dividend, self-tender, spin-off or similar Transaction, the aggregate "price" of the amount distributed to holders of the Common Stock in such Transaction plus the "price" of any Common Stock paid calculated as provided below), exceeds $14.00, the Company shall pay to Masco, within two business days after the closing of the Transaction (or such later date as the "price" of the consideration has been determined as provided below), an amount in cash equal to 17,000,000 times the excess, if any, of such price over $14.00.

            (ii) In the event a Transaction shall involve consideration other than cash, then the "price" of such consideration for purposes of the foregoing formula shall be determined as follows:

                  (A) If the consideration shall consist of securities traded on the New York Stock Exchange, the American Stock Exchange or on NASDAQ, then such securities shall be valued at an amount equal to the average closing prices (or, in the case of NASDAQ, the last sale prices) for such securities during the ten trading days preceding the completion of the Transaction.

                  (B) In all other events, Masco and the Company shall engage in good faith discussion for not less than ten business days after the closing of the Transaction in an effort to agree upon a valuation. At the end of such period, if Masco and the Company have not agreed on a valuation, Masco and the Company shall mutually select an investment banker who shall determine and appropriate valuation and whose fees and expenses shall be paid 50% by Masco and 50% by the Company. In such event the amount payable to Masco shall be paid promptly upon such valuation being determined.

            (iii) In the event that, after the date hereof, the Company is party to any transaction or takes any action that has a materially dilutive or anti-dilutive effect on the per share value of the shares of the Common Stock (e.g., a stock split) prior to a Transaction, Masco and the Company shall make such adjustments to the amounts payable to Masco under clause (i) above as shall be equitable to preserve the economic results intended by the parties as of the date hereof.

      (c) The closing of the purchase and sale of the Repurchased Stock and Warrants (the "Closing") shall take place at the offices of the Company at 21001 Van Born Road, Taylor, Michigan 48180 at 10:00 a.m. Detroit time not later than three business days following the satisfaction of the conditions set forth in
Section 5 hereof, or at such other time as shall be agreed to in writing by the Company and Masco (the "Closing Date").

      (d)  At the Closing,

            (i) Masco will deliver to the Company (aa) a certificate or certificates evidencing the Repurchased Stock and (bb) the Warrants, being purchased by the Company hereby, free and clear of any claim, lien, pledge, option, charge, security interest or encumbrance of any nature whatsoever (collectively "Encumbrances"), duly endorsed for transfer to the Company's order or accompanied by stock powers with respect to the Repurchased Stock and such documentation with respect to the termination of the Warrants as may be reasonably requested, duly executed to the Company's order and with all requisite documentary or stock transfer tax stamps affixed as applicable; and

            (ii) the Company will pay to Masco the Purchase Price for the Repurchased Stock and Warrants by (aa) the wire transfer of $115,000,000 in immediately available funds to such bank account as Masco shall have designated in writing to the Company at least three days prior to the Closing, and (bb) the delivery to Masco of an unsecured Promissory Note in the principal amount of $151,375,000 substantially in the form attached as Exhibit A.

      2. REPRESENTATIONS AND COVENANTS OF MASCO. Masco hereby represents, warrants and covenants to the Company as follows:

      (a) Organization and Good Standing. Masco is a corporation duly organized and validly existing under the laws of the State of Delaware.

      (b)  Title to Common Stock.   Masco is the record holder and sole
beneficial owner of the Repurchased Stock and Warrants being sold pursuant to this Agreement and such Repurchased Stock and Warrants are free and clear of any Encumbrances.

      (c) Authority, Execution and Delivery, Etc.. Masco has full corporate power and authority to enter into this Agreement and Masco has full corporate power to sell the Repurchased Stock and Warrants in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by Masco and no other actions on the part of Masco are required. This Agreement has been duly executed and delivered by Masco and constitutes the valid and binding obligation of Masco, enforceable against Masco in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

      (d) Consents, No Conflicts, Etc.. Neither the execution and delivery of this Agreement, the consummation by Masco of the transactions contemplated by this Agreement nor compliance by Masco with any of the provisions hereof will (with or without the giving of notice or the passage of time) (i) violate or conflict with any provision of the organizational documents of Masco or any agreement, instrument, judgment, decree, statute or regulation applicable to Masco or any assets or properties of Masco, (ii) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Masco or any material assets or properties of Masco or (iii) require Masco to obtain any material consent, approval, permission or other authorization of or by, or to make any material designation, declaration, filing, registration or qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority or any other third party whatsoever, other than any disclosure of the transactions contemplated hereby that may be required in Masco's filings pursuant to the federal securities laws.

      (e) No Brokers. Masco has not entered into, and will not enter into, any agreement, arrangement or understanding with any person or firm with respect to the Repurchased Stock and Warrants which will result in the obligation of the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby. Masco will pay the fees and expenses of Merrill Lynch incurred in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities and obligations with respect to any finder's fees, brokerage commissions or similar payments asserted by any person on the basis of any act or statement alleged to have been made by Masco.

      (f) Access to Information. Masco acknowledges that it has been offered access to the business records of the Company and such additional information as it has requested in order that it may make an informed decision regarding the transactions contemplated hereby and has been given the opportunity to meet with Company officials and to have representatives of the Company answer questions regarding the Company's affairs and condition. Masco is an experienced and sophisticated participant in transactions of the kind contemplated hereby, is capable of evaluating the merits and risks of transactions of the kind contemplated hereby, is experienced in the evaluation of enterprises such as the Company and has undertaken such investigation and evaluated such information regarding the Company as it has deemed necessary to make an informed and intelligent decision with respect to the execution and performance of this Agreement.

      (g) Disclosure. Masco has made all disclosures to the Company concerning the Common Stock and the Warrants as required by applicable law.

      3. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to Masco as follows:

      (a) Organization and Good Standing. The Company is a corporation duly, validly existing and in good standing under the laws of the State of Delaware.

      (b) Authority, Execution and Delivery, Etc. The Company has full corporate power and authority to enter into this Agreement and to purchase the Repurchased Stock and Warrants in accordance with the terms hereof. The execution, delivery and performance of this Agreement have been duly authorized by the Company and no other actions on the part of the Company are required. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

      (c) Consents, No Conflicts, Etc. Neither the execution and delivery of this Agreement, the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof will (with or without the giving of notice or the passage of time) (i) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of the Company or any agreement, instrument, judgment, decree, statute or regulation applicable to the Company or any assets or properties of the Company,
(ii) violate any material order, writ, injunction, decree, statute rule or regulation applicable to the Company or any material assets or properties of the Company or (iii) except as set forth in the Credit Agreement, dated as of September 2, 1993, as amended, among the Company, the banks signatory thereto, and NBD Bank (formerly, NBD Bank, N.A.), as Agent (the "Credit Agreement") require any material consent, approval, permission or other authorization of or by, or any material designation, declaration, filing, registration or qualification with, any court, arbitrator or governmental, administrative or self-regulatory authority or any other third party whatsoever, other than any disclosure of the transactions contemplated hereby that may be required in the Company's filings pursuant to the federal securities laws and the rules of the New York Stock Exchange.

      (d) After giving effect to the repurchase of the Repurchased Stock and Warrants and the transactions contemplated by the Manoogian Agreement, the Company will not be insolvent and will not have unreasonably small capital with which to engage in its businesses. The completion of the transactions contemplated hereby and thereby will comply with the Delaware General Corporation

Law. The Company is not a party to, and is not engaged in discussions with any third person with respect to any agreement other than the Manoogian Agreement pursuant to which the Company would repurchase any material amount of its shares of its capital stock and, except as previously disclosed in its public filings with the Securities and Exchange Commission (the "Commission"), the Company is not a party to, and is not engaged in any discussions with any third person with respect to any agreement to issue any material amount of its securities.

      (e) No Material Changes. The Company has filed all required forms, reports and documents with the Commission required to be filed by it since December 31, 1994 pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder (collectively, the "Company SEC Documents"), all of which have complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and such rules and regulations. As of their respective dates, the Company SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Other than as disclosed in the documents referred to in this Section 3(e), since the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 1996, there has been no material adverse change in the results of operations or financial condition of the Company.

      (f) No Brokers. The Company has not entered into and will not enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of Masco to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby. The Company will pay the fees and expenses of Smith Barney Inc. incurred in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold Masco harmless from and against any and all claims, liabilities and obligations with respect to any such fees and expenses and finder's fees, brokerage commissions or similar payments asserted by any person on the basis of any act or statement alleged to have been made by the Company.

      (g) Adequacy of Capital and Surplus. As of the date hereof the transactions contemplated hereby and under the Manoogian Agreement could be consummated without the capital of the Company being impaired under the Delaware General Corporation Law.

      4.   OTHER AGREEMENTS.

      (a)  Right of First Refusal Upon Receipt of Offer.

            (i) If prior to September 30, 2000 Masco receives a bona fide offer from another person or entity to purchase any of the Remaining Common Stock (other than a sale which is intended to comply with Rule 144 under the Securities Act of 1933) (the "Offer"), and Masco desires to accept the Offer, Masco shall first give written notice to the Company of the transfer (the "Transfer Notice"). In addition to stating the intention to accept the Offer, the Transfer Notice shall state the name and address of the proposed transferee, the number of shares of Remaining Common Stock to be transferred, the price per share, the terms of payment and any other material terms of the sale. The Transfer Notice shall not be effective unless accompanied by a copy of the Offer. For 15 days after receipt of the Transfer Notice and Offer, the Company shall have a first option to purchase all of the Remaining Common Stock proposed to be transferred, at the price and on the terms of the proposed transfer. The Company may exercise the option by the personal delivery or mailing within the option period of written notice to Masco, which notice shall specify the number of shares to be purchased, the purchase price and the terms of the purchase. If the Company fails to exercise its option to purchase the shares of the Remaining Common Stock proposed to be transferred, such shares may be transferred to the transferee designated in the written notice given by Masco, at the price and on the terms described in the notice, within 60 days after the Company's option period expires. After the expiration of such 60 day period, no Remaining Common Stock may be transferred to any person without again complying with this Section 4(a). The 60-day period for the consummation of the closing shall be extended with respect to a transaction requiring the consent or approval of any government regulatory authority; provided, however, that any such extension shall be conditioned upon the following: (aa) Masco shall make all necessary applications for such consents and approvals within the 60-day period and shall thereafter diligently seek to obtain same, and (bb) in the event any necessary consent or approval is finally denied or an application for any necessary consent or approval withdrawn, the period for consummation of the transaction shall terminate without liability on the part of the Company to Masco or to the proposed purchaser of the shares of the Remaining Common Stock.

            (ii) If the Company exercises an option to purchase any of the Remaining Common Stock pursuant to Section 4(a)(i), the closing shall occur on the date which is 15 days following the Company's exercise of the option, or if such day is a Saturday, Sunday or holiday, on the first
      business day thereafter.   Masco shall at closing endorse in blank and
      deliver to the Company all instruments evidencing the purchased shares. The Company shall deliver payment to Masco for the purchased shares of the Remaining Common Stock at the closing and shall have the option to deliver debt to the extent and on the same terms as those specified in the Offer.

      (b) Right of First Refusal Upon Request for Secondary Registration. If prior to September 30, 2000 Masco requests that the Company register under the Securities Act of 1933 or otherwise any of the Remaining Common Stock in accordance with the terms of the Registration Agreement, dated as of March 31, 1993, between the Company and Masco, the Company shall have a first option to purchase all of the Remaining Common Stock proposed to be registered (the "Registrable Stock") for a period of 15 days after receipt of the request. The per share price to be paid by the Company to purchase the Registrable Stock shall be an amount equal to 97% of the average closing prices (or, in the case of NASDAQ, the last sale prices) of the Common Stock on the New York Stock Exchange (or such other national securities exchange or NASDAQ upon which the Common Stock is then traded) during the 20 trading days preceding the date of receipt of the request for registration of the Registrable Stock. If the Company exercises an option to purchase the Registrable Stock, the closing shall occur within 15 days following the Company's exercise of the option. Masco and the Company agree that the Registration Agreement is amended hereby to the extent provided in this Section 4 (b).

      (c) Masco Standstill Period. During the period (the "Standstill Period") commencing on the date hereof and ending on the second anniversary of the Closing Date, Masco shall not, and shall cause each of its subsidiaries not to, singly or as part of any group (as this term is defined in Section 13(d)(3) of the Exchange Act), directly or indirectly, take any of the following actions, provided that nothing in this Section 4(c) shall restrict or limit the free exercise by Masco of any of its voting rights in respect of the Remaining Common
Stock:

            (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase, gift or otherwise, any shares of Common Stock of the Company or any direct or indirect rights or options to acquire any such Common Stock or any securities convertible or exercisable into or exchangeable for Common Stock, if such acquisition would increase the beneficial ownership by Masco and its subsidiaries of the Common Stock outstanding by more than 1% as compared with its ownership immediately after completion of the transactions contemplated hereby;

            (ii) agree with any person or participate with any person in any effort or attempt to do or seek to do any of the foregoing; or

            (iii) publicly request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Section 4(c) or otherwise publicly seek any modification to or wavier of any of Masco's agreements or obligations under this
      Section 4(c).

      (d) Company Standstill Period. During the Standstill Period, the Company shall not, and shall cause each of its subsidiaries not to, singly or as part of any group (as this term is defined in Section 13(d)(3) of the Exchange
Act), directly or indirectly, take any of the following actions:

            (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase, gift or otherwise, any shares of Common Stock of Masco or any direct or indirect rights or options to acquire any such Common Stock or any securities convertible or exercisable into or exchangeable for such Common Stock, if as a result of such acquisition, the Company and its subsidiaries would beneficially own 5% or more of such Common Stock outstanding;

            (ii) agree with any person or participate with any person in any effort or attempt to do or seek to do any of the foregoing; or

            (iii) publicly request Masco (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Section 4(d) or otherwise publicly seek any modification to or wavier of any of the Company's agreements or obligations under this Section 4(d).

      (e) Best Efforts by the Company. The Company agrees to use its best efforts to obtain the waivers and consents referred to in Section 5(a)(iii) below and, if necessary, the substitute financing referred to therein.

      (f) Cooperation. Masco and the Company will each cooperate with the other and use reasonable efforts to cause the fulfillment of the conditions to the other's obligations hereunder. Without limiting the generality of the foregoing, if any order, decree, preliminary or permanent injunction or restraining order shall have been enacted, entered, promulgated or enforced by any court or other governmental authority having jurisdiction which prohibits or restricts the consummation of the transactions contemplated hereby, or if any action, suit, claim or proceeding before any court or governmental authority shall be threatened or shall have been commenced and be pending which seeks to prohibit or restrict the consummation of the transactions contemplated hereby, each of Masco and the Company shall use reasonable efforts and take such actions as may be necessary, at its own expense, to have any such order, stay, judgment or decree lifted or dismissed and any such suit, action or proceeding dismissed or terminated.

      5.   CONDITIONS TO THE CLOSING.

      (a) It shall be a condition to the Company's obligation to purchase the Repurchased Stock and Warrants at the Closing that:

            (i) the representations and warranties of Masco shall be true and correct in all material respects (and by the tendering of the Repurchased Stock and Warrants by Masco at the Closing Masco shall be deemed to have represented and warranted that this is so) and Masco shall have complied in all material respects with all covenants required to be performed prior to the Closing Date;

             (ii) there is not in effect at the time any preliminary or permanent injunction or other order by any court or governmental authority having jurisdiction which prevents or restrains the purchase or sale and delivery of the Repurchased Stock and Warrants;

            (iii) the Company shall have obtained any waiver or consent required under the Credit Agreement or shall have obtained substitute financing on terms reasonably acceptable to the Company in order to repurchase the Repurchased Stock and Warrants;

            (iv) Masco shall have delivered to the Company duly executed amendments to the Corporate Services Agreement, dated as of January 1, 1987, the Corporate Opportunities Agreement, dated as of May 1, 1984, and the Amended and Restated Securities Purchase Agreement, dated as of November 23, 1993, substantially in the forms attached hereto as Exhibits B, C, and D, respectively;

            (v) Masco shall have delivered to the Company a duly executed termination of the Warrant Agreement, dated as of March 31, 1993, between Masco and the Company;

            (vi) there shall be a simultaneous closing of the Company's repurchase of 1,000,000 shares of Common Stock from Mr. Manoogian; and

            (vii) the purchase of the Repurchased Stock and Warrants shall not result in the capital of the Company being impaired under the Delaware General Corporation Law.

      (b) It shall be a condition to the obligations of Masco to sell the Repurchased Stock and Warrants at the Closing that:

             (i) the representations and warranties of the Company shall be true and correct in all material respects (and by tendering the Purchase Price at the Closing the Company shall be deemed to have represented and warranted that this is so) and the Company shall have complied in all material respects with all covenants required to be performed prior to the Closing Date;

            (ii) there is not in effect at the time any preliminary or permanent injunction or other order by any court or governmental authority having jurisdiction which prevents or restrains the purchase or sale and delivery of the Repurchased Stock and Warrants;

            (iii) the Company shall have delivered to Masco duly executed amendments to the Corporate Services Agreement, the Corporate Opportunities Agreement, and the Amended and Restated Securities Purchase Agreement, substantially in the forms attached hereto as Exhibits B, C, and D, respectively; and

            (iv) there shall be a simultaneous closing of the Company's repurchase of 1,000,000 shares of Common Stock from Mr. Manoogian.

      6.   SPECIFIC PERFORMANCE.

      (a) Masco acknowledges that money damages are an inadequate remedy for a breach of this Agreement which would prevent consummation of the sale of the Repurchased Stock and Warrants to the Company because of the difficulty of ascertaining the amount of damage that would be suffered by the Company in such event. Therefore, Masco agrees that the Company may obtain specific performance to mandate the sale of the Repurchased Stock and Warrants to the Company in accordance with this Agreement in the event Masco's breach would otherwise prevent consummation of the sale of the Repurchased Stock and Warrants to the Company as set forth in this Agreement.

      (b) The Company acknowledges that money damages are an inadequate remedy for a breach of this Agreement which would prevent consummation of the purchase of the Repurchased Stock and Warrants by the Company because of the difficulty of ascertaining the amount of damage that would be suffered by Masco in such event. Therefore, the Company agrees that Masco may obtain specific performance to mandate the purchase of the Repurchased Stock and Warrants by the Company in accordance with this Agreement in the event the Company's breach would otherwise prevent consummation of the purchase of the Repurchased Stock and Warrants by the Company as set forth in this Agreement.

      7.   MISCELLANEOUS.

      (a) Expenses. Each party shall be liable for its own expenses in connection with the transactions contemplated by this Agreement.

      (b) Amendments, Etc. All amendments or waivers of any provisions of this Agreement may only be made pursuant to a written instrument executed by the parties hereto or their successors and assigns.

      (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement is intended to confer on any person or entity other than the parties hereto and their respective successors and assigns any rights, remedies, obligations or liabilities by reason of this Agreement.

      (d) Notices. All notices, requests and other communications provided for hereunder shall be effective upon receipt, shall be in writing and shall be deemed to have been duly given if delivered in person or by courier, telegraph, telex or by facsimile transmission with electromechanical report of delivery:

            If to the Company:

                  MascoTech, Inc.
                  21001 Van Born Road
                  Taylor, Michigan 48180
                  Attention:  Lee M. Gardner

            With a copy to:

                  Dykema Gossett PLLC
                  1577 North Woodward Avenue
                  Bloomfield Hills, Michigan 48304-2820
                  Attention:  Rex E. Schlaybaugh, Jr., Esq.

            If to Masco:

                  Masco Corporation
                  21001 Van Born Road
                  Taylor, Michigan 48180
                  Attention:  Frank M. Hennessey

            With a copy to:

                  Masco Corporation
                  21001 Van Born Road
                  Taylor, Michigan 48180
                  Attention:  John R. Leekley, Esq.

or to such other address with respect to any party as such party shall notify the others in writing.

      (e) Governing Law and Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Michigan (without regard to the choice of law provisions thereof).

      (f) Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      (h) Public Announcements. Without prior consultation with the other party, neither Masco nor the Company will issue any press release or public announcement of the transactions contemplated hereby.

      (i) Complete Agreement. This Agreement and the Exhibits attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and, except as provided herein, supersedes all previous negotiations, commitments and writings.

      (j) Termination. This Agreement shall terminate if the Closing contemplated hereby shall not have occurred on or prior to December 31, 1996. Notwithstanding the foregoing, the provisions of Section 7(a) and 7(h) shall survive termination of this Agreement.








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



      IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

                              MASCO CORPORATION



                              By: /s/ John R. Leekley
                                  John R. Leekley
                                  Senior Vice President and General Counsel


                              MASCOTECH, INC.



                              By: /s/ Timothy Wadhams
                                  Timothy Wadhams
                                  Vice President, Controller and Treasurer

































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